Exhibit 99.1
Carmike Cinemas
Bank of America 2006 Media, Telecommunication and Entertainment Conference

Forward-Looking Statements

Richard Hare, Chief Financial Officer
Private office phone 706-576-3409
Fax number 706-324-0470
Email rhare@carmike.com Mailing address1301 1st Avenue Columbus, GA 31901

Going Digital

Global Photo

Digital Technology
Ready to roll out immediately
Service infrastructure in place
Proven technology

Digital Technology
Advantages

Digital Technology
Clarity, brightness, color

Digital Technology
Reliability

Digital Technology
Flexibility

Memorial Day Weekend: 12 Screen Theatre

Digital Technology
Alternative content

Christian Music Artists — POP Photo

Christian Music Artists — Gospel Photo

Christian Music Artists — Rap Photo

Evangelists Photo

Children’s Ministries Photo

Photo

Wrestling Photo

Sporting Events Photo

Gaming Photo

Concerts Photo

Comedy Photo

Business/Civic Meetings Photo

2006 Digital Movie Availability

2006 Digital Movie Availability

3-D

2006 — Strong Late of Sequels

2006 — Most Anticipated Releases

2006 — Most Anticipated Releases

Investor/Analyst Day April 4, 2006 Tyler, Texas

Carmike Cinemas

Bank of America

2006 Media, Telecommunications and Entertainment Conference

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, future dividends, the opening and closing of theatres in 2004 and 2005 and the availability of film products, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, "believes," "expects," "anticipates," "plans," "estimates" or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors include, but are not limited to, the following: the availability of suitable motion pictures for exhibition in our markets; competition in our markets; competition with other forms of entertainment; the effect of our leverage on our financial condition; and other factors, including those discussed under the caption "Information About Forward-Looking Statements" in our Form 10-Q for the quarterly period ended September 30, 2005 and "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The risk factors discussed in our Form 10-K under the heading "Risk Factors" are specifically incorporated by reference in this presentation. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Richard Hare, Chief Financial Officer

Private office phone	706-576-3409
Fax number	706-324-0470
Email	rhare@carmike.com
Mailing address	1301 1st Avenue
	Columbus, GA 31901

Going Digital

AccessIT



DLP




How does it work?
Satellite receiver dish on the roof allows satellite delivery of encrypted movies, trailers, advertising and alternative content.
Christie DLP® 2K projector for each screen within the theatre.
Central server manages the movies, trailers and other content for all screens.
Access IT's Theatre Command Center Software allows the manager to create play lists, centralize programming and handle key management from his/her office or home office.
Two media players for each screen help run the projector.

DIGITAL TECHNOLOGY

- Ready to roll out immediately
- Service infrastructure in place
- Proven technology

DIGITAL TECHNOLOGY

» Advantages

DIGITAL TECHNOLOGY

- Clarity, brightness, color

DIGITAL TECHNOLOGY

- Reliability

DIGITAL TECHNOLOGY

- Flexibility

Memorial Day Weekend: 12 Screen Theatre

		1	2	3	4	5	6
Matinee		Hoot	Over Hedge	Mission Impossible	Da Vinci Code	Over Hedge	X-Men
Evening	7pm	Poseidon	Over Hedge	Mission Impossible	Da Vinci Code	Over Hedge	X-Men
	9pm	Poseidon	Da Vinci Code	Mission Impossible	Da Vinci Code	Mission Impossible	X-Men

		7	8	9	10	11	12
Matinee		Over Hedge	X-Men	Da Vinci Code	Just My Luck	Over Hedge	Ice Age 2
Evening	7pm	Over Hedge	X-Men	Da Vinci Code	Just My Luck	Over Hedge	See No Evil
	9pm	X-Men	X-Men	Da Vinci Code	Just My Luck	Over Hedge	See No Evil

DIGITAL TECHNOLOGY

- Alternative content

Christian Music Artists

POP



RISE




SALVADOR

Christian Music Artists

GOSPEL




duawne starling


LYRIC




FINALE

Christian Music Artists
RAP




BIG DADDY WEAVE


rob.hodge
JAPHIA LIFE


BarlowGirl

Evangelists


AN EVENING WITH
JOEL
POTTER'S
Touch
LIVING
PROOF
ministries
JOYCE MEYER
MINISTRIES
Kate McVeigh Ministries
Beth
Moore
Live

Children's Ministries


PATH
FRIENDSHIP FIRST
KIDS
Meet your favorite
Sheerluck Holmes
VeggieTales
MAX LUCADO
Hermie
Being Special
faith that sticks
MORE THAN A MOVIE
10 FUN SPECIALS FOR YOUR CHILDREN'S MINISTRY


THE POWER TEAM
POWER



Wrestling


SNICKERS
WRESTLEMANIA
SUNDAY APRIL 2-06
FRIDAY

Sporting Events


PBR

Gaming


JUDGE DREDD
DREDD VS DEATH
FULL SPECTRUM
WARRIOR
grand theft auto
OBLIVION
STARFOX
ASSAULT
Odama
MARIO SUPERSTAR BASEBALL
MADDEN
Chibi-Robo!
PLUG INTO ADVENTURE!
Dance Dance Revolution
MARIO MIX

Concerts


RASCAL FLATTS
ME AND MY GANG
BON JOVI
MONKEY BUSINESS
THE NEW ALBUM
TRACE ADKINS
STING
MARIAH CAREY
P!NK
COWBOY TROY

Comedy


BLUE COLLAR
COMEDY TOUR


Mr. BEAN

Business/Civic Meetings


St. Francis
We care for life.
American Heart Association
Learn and Live
American Cancer Society
Junior League of
Columbus, Georgia

2006 Digital Movie Availability

March	Atl
	Ice Age 2
	Inside Man
	Shaggy Dog
	She's The Man
	Slither
	Stay Alive
	V For Vendetta
April	American Dreamz
	RV
	Scary Movie
	Stick It
	The Sentinel
	The Wild
	United 93
May	Davinci Code
	Goal
	Just My Luck
	Mission Impossible 3
	Over the Hedge
	Poseidon
	X-Men 3


WILD
GOAL!
ATL
American Dreamz
HEDGE

2006 Digital Movie Availability

June
- Cars
- Click
- Devil Wears Prada
- Fast & Furious 3
- Garfield 2
- Lake House
- Nacho Libre
- Omen 666
- Superman Returns
- The Break Up

July
- Lady in Water
- Monster House **
- Miami Vice
- Pirates of the Caribbean 2
- Super X-Girlfriend

August
- Accepted
- Idlewild
- Talladega Nights
- The Reaping
- World Trade Center

September
- Jackass 2
- Open Season

October
- Barnyard
- Flicka
- Grudge 2
- Marie Antoinette

November
- Dallas
- Flushed Away
- A Good Year
- Happy Feet
- Santa Clause 3
- Casino Royale

December
- Meet the Robinsons**
- Charlotte's Web
- The Holiday
- Pursuit of Happiness
- The Good Shepard

** 3-D



MIAMI VICE

3-D


STAR WARS
STAR WARS
STAR WARS
KING KONG
MONSTER HOUSE

2006 - Strong Slate of Sequels











2006- Most Anticipated Releases




THE
DA VINCI
CODE

2006- Most Anticipated Releases








CLICK


MONSTER HOUSE


MIAMI VICE

Carmike Cinemas

Investor/Analyst Day
April 4, 2006
Tyler, Texas